UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  October 31, 2012

Date of reporting period:  October 31, 2012

Item 1. Reports to Stockholders.

Annual Report

For the year ended
October 31, 2012

EDGAR LOMAX VALUE FUND

Annual Report
October 31, 2012

Dear Fellow Shareholder:

We are pleased to report that the Edgar Lomax Value Fund completed another successful year on this past October 31 (its 15th year of operation), growing to nearly $36 million in net assets as a result of new shareholders and strong investment returns.  However, our stocks experienced a more subdued performance than their wide outperformance in 2011.

Specifically, the past year saw two distinct rallies on the part of lower-quality stocks which rarely appear in a Lomax portfolio.  These stocks generally trade at low dividend yields or high price-to-earnings ratios, and/or operate with a strong reliance on government support.  First, we informed you in this past April’s report that beaten down names had experienced an early-year snapback from their sharp declines in 2011.  Then, in the year’s waning months, the Federal Reserve yielded in mid-September to a rising volume of urgent calls for more monetary easing with a third round of money printing (officially called “Quantitative Easing”).  Low-quality stocks again took wing.  Even in this environment, the Fund’s “blue-chip” stock portfolio put in a solid gain.  Following is a summary of average annual total returns through October 31, 2012:

	Fund	S&P 500/Citigroup Value	S&P 500
1-year	10.95%	16.72%	15.21%
5-year	-0.38%	-1.90%	0.36%
10-year	6.50%	6.94%	6.91%
Since-inception (12/12/97)	4.53%	4.38%	4.52%

30-day SEC yield: 2.17% (subsidized) and 1.69% (unsubsidized)

Please note that the Fund outpaced its value index over the 5-year period, and it bested both indexes since inception of the Fund.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.  Before deducting fees that the Advisor contractually waived or expenses of the Fund that the Advisor absorbed, the gross expense ratio is 1.52%*; however, after such waivers or absorptions by the Advisor, the Fund’s net expense ratio is 0.99%.

As we have said before, tolerating brief periods of underperformance like the past year is precisely what we believe has helped us to produce good long-term performance.  As the financial press has regularly reported, the indexes’ strong recent performance resulted primarily from the price increases of low-quality stocks.  Our returns, however, have been achieved with what, in our view, are high-quality companies—for example, those with solid

*
Figures are from the Fund’s prospectus dated 2/28/12.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 0.99% through at least 2/28/13.  In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the S&P 500/Citigroup Value.  While the Advisor may discontinue its voluntary waiver at any time, it has no intention of doing so.

balance sheets, long histories of consistent profitability and a superior current dividend yield, on average, of 3.2% (versus only 2.2% and 2.5%, respectively, for the S&P 500 and Citigroup Value).  Consequently, our portfolio is designed with a primary goal to continually build value, on an internal basis, which we are convinced that the market will ultimately recognize.

In addition, we believe the characteristics of the companies in which we invest make their stocks attractive holdings for both “up” and “down” markets.  Please see the “Schedule of Investments” in this report for a detailed list of our investments.  Now, let’s review how some of our larger positions performed during the year ended October 31, 2012.  There is a good reason Wal-Mart has become a regular destination for many of us.  It is a top-notch, ever-improving business and, last year, delivered just under a 36% return to its stockholders (and still has a price-to-earnings ratio, or p/e,  of just 14).  Another household name is Pfizer, which sells a host of products that quite literally provide life to a growing portion of the world’s population.  Its gain of nearly 35% supports our belief that it has the management talent and resources to address any business challenge, including its often cited patent expirations.  Another favorite of ours is Intel, though it declined a little over 8% last year.  We believe this was a knee-jerk reaction to its strong connection with a declining personal computer market.  In our view, this longtime competitor will not likely just fade away.  Rather, we expect Intel to adapt and innovate.  With a current dividend yield of 4.4% and a very low p/e of 9, we believe it’s a good value worthy of our patience.

Once again, we greatly appreciate your investment in the Fund and trust that you are pleased with our service to date.  Meanwhile, you can be sure that we will continue to extend our best efforts on your behalf.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in sales and earnings.

Investment performance reflects expense waivers in effect.  In the absence of such waivers, total return would be reduced.

The opinions expressed are those of the investment advisor, are subject to change, and forecasts made cannot be guaranteed.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for current Fund holdings information.

The current dividend yield of the Fund and its benchmark indexes represents the asset-weighted average dividend yield of the underlying equity positions as of October 31, 2012.

The Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of a stock by the company’s trailing 12 months’ earnings per share.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The S&P 500/Citigroup Value Index is a capitalization-weighted index of stocks in the S&P 500 Index which exhibit strong value characteristics.  You cannot invest directly in an index.

EDGAR LOMAX VALUE FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Edgar Lomax Value Fund vs.
the S&P 500® Index, the S&P 500®/Citigroup Value Index, and the Lipper Large-Cap Value Funds Index

Total Return:
	One Year	Five Years1	Ten Years1
Edgar Lomax Value Fund	10.95%	-0.38%	6.50%
S&P 500® Index	15.21%	0.36%	6.91%
S&P 500®/Citigroup Value Index	16.72%	-1.90%	6.94%
Lipper Large-Cap Value Funds Index	14.06%	-1.33%	6.33%
Total Annual Fund Operating Expenses: 1.52%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P 500®/Citigroup Value Index is a market-value-weighted index of stocks in the S&P 500® Index which score highest based on an average of book-to-price ratio, sales-to-price ratio and earnings-to-price ratio, representing 50% of the total market value of the S&P 500® Index.

The Lipper Large-Cap Value Funds Index consists of the largest funds as tracked by Lipper, Inc.  Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

1	Average Annual Total Return represents the average annual change in account value over the period indicated.

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at October 31, 2012 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/12 – 10/31/12).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.99% per the advisory agreement. The Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500® Value Index (see Note 4 of the Notes to Financial Statements). The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended October 31, 2012, the Fund’s aggregate annual operating expenses were 0.99%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12
Actual	$1,000.00	$1,012.60	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at October 31, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2012

Shares	COMMON STOCKS - 97.78%	Value
	Beverage and Tobacco Product Manufacturing - 2.99%
4,950	Altria Group, Inc.	$157,410
19,800	Coca Cola Co.	736,164
2,500	PepsiCo, Inc.	173,100
		1,066,674
	Building Material and Garden Equipment - 0.90%
9,900	Lowe’s Companies, Inc.	320,562

	Chemical Manufacturing - 15.77%
2,900	Abbott Laboratories	190,008
9,600	Avon Products, Inc.	148,704
4,800	Bristol-Myers Squibb Co.	159,600
29,000	Dow Chemical Co.	849,700
19,238	E. I. du Pont de Nemours and Co.	856,476
10,200	Johnson & Johnson	722,364
26,600	Merck & Co., Inc.	1,213,758
59,402	Pfizer, Inc.	1,477,327
		5,617,937
	Computer and Electronic Product Manufacturing - 10.23%
45,500	Hewlett-Packard Co.	630,175
62,900	Intel Corp.	1,360,212
22,100	Raytheon Co.	1,249,976
14,400	Texas Instruments, Inc.	404,496
		3,644,859
	Credit Intermediation and Related Activities - 4.84%
10,300	American Express Co.	576,491
21,000	Bank of New York Mellon Corp.	518,910
2,600	Capital One Financial Corp.	156,442
11,300	JPMorgan Chase & Co.	470,984
		1,722,827
	Electrical Equipment, Appliance,
	and Component Manufacturing - 0.49%
3,600	Emerson Electric Co.	174,348

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2012, continued

Shares	COMMON STOCKS - 97.78%	Value
	Food Manufacturing - 1.03%
3,100	HJ Heinz Co.	$178,281
1,494	Kraft Foods Group, Inc. - Class A (a)	67,947
4,483	Mondelez International, Inc. - Class A	118,979
		365,207
	Foresty and Logging - 0.70%
9,000	Weyerhaeuser Co.	249,210

	General Merchandise Stores - 2.59%
12,300	Wal-Mart Stores, Inc.	922,746

	Health and Personal Care Stores - 4.31%
6,200	CVS Caremark Corp.	287,680
35,400	Walgreen Co.	1,247,142
		1,534,822
	Insurance Carriers and Related Activities - 6.65%
33,500	The Allstate Corp.	1,339,330
18,400	UnitedHealth Group, Inc.	1,030,400
		2,369,730
	Machinery Manufacturing - 3.91%
8,600	Baker Hughes, Inc.	360,942
49,000	General Electric Co.	1,031,940
		1,392,882
	Merchant Wholesalers, Nondurable Goods - 1.96%
10,100	Procter & Gamble Co.	699,324

	Miscellaneous Manufacturing - 3.49%
1,400	3M Co.	122,640
2,200	Baxter International, Inc.	137,786
23,600	Medtronic, Inc.	981,288
		1,241,714
	Motion Picture and Sound Recording Industries - 1.63%
13,400	Time Warner, Inc.	582,230

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2012, continued

Shares	COMMON STOCKS - 97.78%	Value
	Oil and Gas Extraction - 2.33%
4,600	Apache Corp.	$380,650
5,700	Occidental Petroleum Corp.	450,072
		830,722
	Petroleum and Coal Products Manufacturing - 11.52%
11,400	Chevron Corp.	1,256,394
23,000	ConocoPhillips	1,330,550
10,700	Exxon Mobil Corp.	975,519
11,500	Phillips 66	542,340
		4,104,803
	Pipeline Transportation - 0.61%
6,200	Williams Co., Inc.	216,938

	Primary Metal Manufacturing - 3.26%
135,300	Alcoa, Inc.	1,159,521

	Publishing Industries (except Internet) - 1.16%
14,500	Microsoft Corp.	413,758

	Support Activities for Mining - 1.10%
12,100	Halliburton Co.	390,709

	Telecommunications - 5.99%
40,100	AT&T, Inc.	1,387,059
16,700	Verizon Communications, Inc.	745,488
		2,132,547
	Transportation Equipment Manufacturing - 3.08%
8,800	General Dynamics Corp.	599,104
5,300	Lockheed Martin Corp.	496,451
		1,095,555
	Utilities - 7.24%
10,400	American Electric Power Co., Inc.	462,176
14,700	Entergy Corp.	1,066,926
24,600	Exelon Corp.	880,188

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2012, continued

Shares	COMMON STOCKS - 97.78%	Value
	Utilities - 7.24%, continued
3,600	Southern Co.	$168,624
		2,577,914
	TOTAL COMMON STOCKS (Cost $31,280,721)	34,827,539

Shares	SHORT-TERM INVESTMENTS - 2.13%	Value
757,318	Invesco STIT-STIC Prime Portfolio, 0.09% (b)	757,318
	TOTAL SHORT-TERM INVESTMENTS (Cost $757,318)	757,318

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $32,038,039) - 99.91%	35,584,857
	Other Assets in Excess of Liabilities - 0.09%	31,896
	TOTAL NET ASSETS - 100.00%	$35,616,753

(a)	Non-income producing security.
(b)	Rate shown is the 7-day yield as of October 31, 2012.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2012

ASSETS
Investments in securities, at value (identified cost $32,038,039)	$35,584,857
Receivables
Dividends and interest	83,951
Fund shares sold	19,817
Prepaid expenses	6,944
Total assets	35,695,569

LIABILITIES
Payables
Fund shares redeemed	18,677
Audit fees	17,500
Administration fees	12,170
Advisory fees	9,857
Transfer agent fees and expenses	7,436
Fund accounting fees	4,760
Legal fees	3,106
Shareholder reporting	2,704
Chief Compliance Officer fee	1,166
Custody fees	1,037
Accrued other expenses	403
Total liabilities	78,816

NET ASSETS	$35,616,753

Net asset value, offering and redemption price per share
[$35,616,753/3,159,331 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$11.27

COMPONENTS OF NET ASSETS
Paid-in capital	$32,737,277
Undistributed net investment income	648,748
Accumulated net realized loss on investments	(1,316,090)
Net unrealized appreciation on investments	3,546,818
Net assets	$35,616,753

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS – For the year ended October 31, 2012

INVESTMENT INCOME
Dividends	$1,061,293
Interest	934
Total investment income	1,062,227

EXPENSES
Advisory fees (Note 4)	272,013
Adminstration fees (Note 4)	68,085
Transfer agent fees and expenses (Note 4)	39,062
Fund accounting fees (Note 4)	27,652
Registration fees	20,102
Audit fees	17,500
Legal fees	10,469
Custody fees (Note 4)	8,016
Chief Compliance Officer fee (Note 4)	7,000
Trustee fees	6,291
Insurance expense	3,286
Reports to shareholders	3,055
Other expenses	4,120
Total expenses	486,651
Less: advisory fee waiver (Note 4)	(150,035)
Net expenses	336,616
Net investment income	725,611

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,134,512
Net change in unrealized appreciation on investments	471,208
Net realized and unrealized gain on investments	2,605,720
Net Increase in Net Assets Resulting from Operations	$3,331,331

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$725,611	$588,529
Net realized gain on investments	2,134,512	1,538,739
Net change in unrealized appreciation on investments	471,208	463,159
Net increase in net assets resulting from operations	3,331,331	2,590,427

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(634,243)	(506,979)
Total distributions to shareholders	(634,243)	(506,979)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	4,531,088	1,610,342
Total increase in net assets	7,228,176	3,693,790

NET ASSETS
Beginning of year	28,388,577	24,694,787
End of year	$35,616,753	$28,388,577

Undistributed net investment income at end of year	$648,748	$557,380

(a)A summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2012		October 31, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	985,437	$10,724,249	888,553	$8,869,893
Shares issued on reinvestments of distributions	62,773	633,378	51,931	506,325
Shares redeemed	(621,275)	(6,826,539)	(785,623)	(7,765,876)
Net increase	426,935	$4,531,088	154,861	$1,610,342

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.39	$9.58	$8.41	$8.35	$14.59

Income from investment operations:
Net investment income	0.23	0.24	0.23	0.20	0.32
Net realized and unrealized
gain (loss) on investments	0.88	0.79	1.14	0.17	(4.93)
Total from investment operations	1.11	1.03	1.37	0.37	(4.61)

Less distributions:
From net investment income	(0.23)	(0.22)	(0.20)	(0.31)	(0.38)
From net realized gain on investments	—	—	—	—	(1.25)
Total distributions	(0.23)	(0.22)	(0.20)	(0.31)	(1.63)

Net asset value, end of year	$11.27	$10.39	$9.58	$8.41	$8.35

Total return	10.95%	10.92%	16.52%	5.05%	-34.86%

Ratios/supplemental data:
Net assets, end of year (thousands)	$35,617	$28,389	$24,695	$20,692	$16,603

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.43%	1.52%	1.60%	1.71%	1.60%
After fees waived and expenses absorbed	0.99%	0.99%	0.94%	0.92%	0.50%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.69%	1.65%	1.65%	1.90%	1.77%
After fees waived and expenses absorbed	2.13%	2.18%	2.31%	2.69%	2.87%

Portfolio turnover rate	45.61%	39.50%	54.45%	66.18%	62.83%

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2012

NOTE 1 – ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund’s investment objective is to seek long-term capital growth while providing some income.  The Fund began operations on December 12, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009 – 2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2012, continued

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2012, continued

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Agriculture, Forestry,
Fishing, and Hunting	$249,210	$—	$—	$249,210
Finance and Insurance	4,092,557	—	—	4,092,557
Information	3,128,534	—	—	3,128,534
Manufacturing	19,863,501	—	—	19,863,501
Mining, Quarrying, and
Oil and Gas Extraction	1,221,431	—	—	1,221,431
Retail Trade	2,778,130	—	—	2,778,130
Transportation and Warehousing	216,938	—	—	216,938
Utilities	2,577,914	—	—	2,577,914
Wholesale Trade	699,324	—	—	699,324
Total Common Stocks	34,827,539	—	—	34,827,539
Short-Term Investments	757,318	—	—	757,318
Total Investments in Securities	$35,584,857	$—	$—	$35,584,857

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at October 31, 2012, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended October 31, 2012.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2012, continued

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2012, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the “S&P 500 Value Index.”  Through February 28, 2006, the performance of the S&P 500 Value Index was that of the S&P/Barra Value Index. Thereafter, it is the performance of the S&P 500/Citigroup Value Index (which Standard & Poor’s chose to replace the S&P 500/Barra Value Index). The Advisor intends to waive a portion of its advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the year ended October 31, 2012, the Fund incurred $272,013 in advisory fees, of which the Advisor voluntarily waived $0.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.99% of average daily net assets. If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2012, the Advisor reduced its fees and absorbed Fund expenses in the amount of $150,035; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2012, continued

Year	Amount
2013	$140,136
2014	144,540
2015	150,035
$434,711

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended October 31, 2012, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$68,085
Fund Accounting	27,652
Transfer Agency (a)	12,065
Custody	8,016
Chief Compliance Officer	7,000

(a) Does not include out-of-pocket expenses.

At October 31, 2012, the Fund had payables due to USBFS for administration, transfer agency, fund accounting,  Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration	$12,170
Transfer Agency (a)	5,830
Fund Accounting	4,760
Chief Compliance Officer	1,166
Custody	1,037

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $19,670,638 and $14,983,641, respectively.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2012, continued

NOTE 6 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
Net investment income	$634,243	$506,979

Ordinary income distributions may include short-term capital gains.

As of October 31, 2012, the components of accumulated earnings/ (losses) on a tax basis were as follows:

Cost of investments (a)	$32,185,592
Gross tax unrealized appreciation	$5,107,214
Gross tax unrealized depreciation	(1,707,949)
Net tax unrealized appreciation	3,399,265
Undistributed ordinary income	648,748
Undistributed long-term capital gain	—
Total distributable earnings	648,748
Other accumulated gains/(losses)	(1,168,537)
Total accumulated earnings/(losses)	$2,879,476

(a)  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2012, the Fund had capital loss carryforwards which expire as follows:

Capital Loss
Carryover	Expires
$1,168,537	2017

To the extent the Fund realizes future net capital gains, the gains will be offset by any available capital loss carryforward.

The Fund utilized $2,165,273 of its capital loss carryforward in the year ended October 31, 2012.

EDGAR LOMAX VALUE FUND

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Edgar Lomax Value Fund

We have audited the accompanying statements of assets and liabilities of the Edgar Lomax Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edgar Lomax Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2012

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at October 31, 2012 (Unaudited)

For the year ended October 31, 2012, the Edgar Lomax Value Fund designated $634,243 as ordinary income for purposes of the dividends paid deduction.

For the year ended October 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2012 was 100.0%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the year ended October 31, 2012 was 0.08%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0524 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

				Number of
				Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen	Held During
and Age	the Trust	Time Served	During Past Five Years	by Trustee(2)	Past Five Years
Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial Consultant	1	Trustee, Advisors
(age 76)		term since	and former Executive Vice President		Series Trust (for
615 E. Michigan Street		February	and Chief Operating Officer of ICI		series not affiliated
Milwaukee, WI 53202		1997.	Mutual Insurance Company (until		with the Fund);
			January 1997).		Trustee, The
					Forward Funds
					(34 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Trustee, Advisors
(age 78)		term since	Hotchkis and Wiley Funds (mutual		Series Trust (for
615 E. Michigan Street		May 2002.	funds) (1985 to 1993).		series not affiliated
Milwaukee, WI 53202					with the Fund);
					Independent
					Trustee from 1999
					to 2009,
					E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	1	Trustee, Advisors
(age 73)		term since	President, Federal Home Loan Bank		Series Trust (for
615 E. Michigan Street		February	of San Francisco.		series not affiliated
Milwaukee, WI 53202		1997.			with the Fund).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S. Bancorp Fund	1	Trustee, Advisors
(age 65)	Trustee	term since	Services, LLC (May 1991 to present).		Series Trust (for
615 E. Michigan Street		September			series not affiliated
Milwaukee, WI 53202		2008.			with the Fund).

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address	Position Held	Term of Office and	Principal Occupation
and Age	with the Trust	Length of Time Served	During Past Five Years
Officers

Joe D. Redwine	Chairman and	Indefinite term since	President, CEO, U.S. Bancorp Fund Services, LLC
(age 65)	Chief Executive	September 2007.	(May 1991 to present).
615 E. Michigan Street	Officer
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term since	Senior Vice President, Compliance and
(age 45)	Principal Executive	June 2003.	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer		(March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite term since	Vice President, Compliance and Administration,
(age 51)	Principal Financial	December 2007.	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Officer		to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite term since	Vice President, U.S. Bancorp Fund Services, LLC
(age 55)	Chief Compliance	September 2009.	(February 2008 to present); General Counsel/
615 E. Michigan Street	Officer and		Controller, Steinhafels, Inc. (September 1995
Milwaukee, WI 53202	AML Officer		to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term since	Senior Vice President and Counsel, U.S. Bancorp
(age 47)		June 2007.	Fund Services, LLC (May 2006 to present); Senior
615 E. Michigan Street			Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202			(May 2005 to May 2006); Senior Counsel, Strong
Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

EDGAR LOMAX VALUE FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, VA 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus please call 866-205-0524.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$14,500	$14,300
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   1/2/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   1/2/13

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   1/2/13

* Print the name and title of each signing officer under his or her signature.